Investor Overview Verra Mobility Q2 Investor Presentation For the Quarter Ended June 30, 2021 Exhibit 99.3

1 Forward-looking statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the impact of payment delays related to the outstanding receivables with the City of New York Department of Transportation (“NYCDOT”) (2) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (3) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (4) customer concentration in our Commercial Services and Government Solutions segments; (5) decreases in the prevalence of automated photo enforcement or the use of tolling; (6) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (7) decreased interest in outsourcing from our customers; (8) our ability to properly perform under our contracts and otherwise satisfy our customers; (9) our ability to compete in a highly competitive and rapidly evolving market; (10) our ability to keep up with technological developments and changing customer preferences; (11) the success of our new products and changes to existing products and services; (12) our ability to successfully integrate our recent or future acquisitions; (13) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (14) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies.

Verra Mobility SAFE. SMART. CONNECTED. A global leader in smart transportation, we work alongside our customers to relentlessly develop customized technology solutions to solve complex transportation challenges. Who we are 2 As mobility becomes more complex, connected and automated, Verra Mobility works behind the scenes to help make transportation safer and easier.

We operate in two business segments Who we are 3 Commercial Services Government Solutions 1, What we do The Commercial Services segment generates revenue by providing fully outsourced tolling and violations management and title and registration services to our customers through integrated technologies that both reduce cost and add value. Who we serve Rental Car Companies (RACs) Fleet Management Companies (FMCs) Large Fleet Operators What we do The Government Solutions segment generates revenue by contracting with municipalities and school districts to provide the hardware, software, installation, maintenance and support they need to identify, issue, enforce, and successfully adjudicate traffic violations. Who we serve Municipalities Counties School districts Other governmental entities $205M Service Revenue* $176M Service Revenue*

Providing tolling, violation management and title/registration services 4 Commercial Services $205M Service Revenue* United States & a portion of Canada United States & Europe United States

Increasing road safety by changing driver behavior 5 Government Solutions $176M Service + $35M Product = $211M Total Revenue*

Leadership, business model and strong financial performance 6 Why invest in Verra Mobility? A market leader with highly differentiated platforms Leading provider of road safety cameras in the U.S. Leading provider of toll and violation management to rental car and fleet management companies in U.S. Contracted, reoccurring revenue business model Contracts with the three largest U.S. rental car companies Large install base = reoccurring revenue Proven financial performance Solid financial results with robust margins Historically strong free cash flow conversion CAGR for services from 2017-2019 = 10% Platform for future growth European expansion M&A

Pro Forma Revenue Strong revenue and profitability create beneficial cash flow 7 Proven financial performance $349 $389 $449 ($ in millions) 54% 53% 54% Net-Debt Leverage Ratio Highly Reoccurring Revenue 46% Pro Forma EBITDA and Margins ($ in millions) 50% Covid Impact Covid Impact

Verra Mobility has multiple levers for sustained growth Future growth 8

M&A Principles Evaluation Criteria 9 Strategic Fit Connect all activities to Verra Mobility’s strategy Find opportunities where Verra Mobility’s and the target’s assets, when combined, can create unique value Financial Discipline Protect Verra Mobility’s capital: seek returns above the cost of capital required for the deal Integration Focus Establish close partnership with the broader organization Ensure cultural fit and change management discipline Establish processes for short and long-term execution and accountability 1 2 3 Programmatic Process Develop a robust and replicable process to identify, execute, and integrate firms into Verra Mobility Discovery Mindset Cultivate a mindset of discovery; seek to uncover asymmetric information Generate a robust pipeline of potential deals through research, networks, internal contacts, etc. Strong views, weakly held 4 5

APPENDIX 10

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2016 – 2018 11

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2016 – 2018 12

Verra Mobility Adj. Pro Forma EBITDA Reconciliation 2016 – 2018 13

Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA Reconciliation 2016 – 2018 14

HTA Adj. EBITDA Reconciliation 2015 – 2017 15

EPC Adj. EBITDA Reconciliation 2015 – 2017 16

Verra Mobility Quarterly Results 2020 – 2021 17

Segment Results of Operations 2020 – 2021 18

Thank You http://ir.verramobility.com/